Exhibit 10.4

FORM OF LOCK-UP AGREEMENT

[          ], 20[     ]

Ladies and Gentlemen:

The undersigned signatory of this lock-up agreement (this “Lock-Up Agreement”) understands that e2Companies, Inc., a Delaware corporation (f/k/a Nabors Energy Transition Corp. II, a Cayman Islands exempted company) (“Acquiror”), has entered into a Business Combination Agreement and Plan of Reorganization, dated as of February 11, 2025 (as the same may be amended from time to time, the “BCA”) with Liffey Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror, and e2Companies LLC, a Florida limited liability company (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the BCA.

1.        In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, subject to the exceptions set forth herein, without the prior written consent of Acquiror and Sponsor the undersigned will not, for a period of six (6) months following the date hereof (the “Restricted Period”):

(a)	offer, pledge, hypothecate, create a security interest in, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Acquiror Common Stock or any securities convertible into or exercisable or exchangeable for Acquiror Common Stock (including without limitation, Acquiror Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities of Acquiror which may be issued upon exercise of any of Acquiror’s options, warrants or other convertible security) that are listed on the signature page hereto (collectively, the “Undersigned’s Shares”);

(b)	enter into any swap, short sale, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares regardless of whether any such transaction described in clause (a) above or this clause (b) is to be settled by delivery of Acquiror Common Stock or other securities, in cash or otherwise;

(c)	make any demand for, or exercise any right with respect to, the registration of any shares of Acquiror Common Stock or any security convertible into or exercisable or exchangeable for Acquiror Common Stock (other than such rights set forth in the BCA and the Stockholder and Registration Rights Agreement, dated as of the date hereof, by and among Acquiror, Nabors Energy Transition Sponsor II, LLC, a Cayman Islands limited liability company, the undersigned and the other parties thereto); or

(d)	publicly disclose the intention to do any of the foregoing.

2.        The restrictions and obligations contemplated by this Lock-Up Agreement shall not apply to:

(a)	transfers of the Undersigned’s Shares:

(i)	if the undersigned is a natural person, (A) to any immediate family member (a “Family Member”), or to a trust formed for the benefit of the undersigned or any of the undersigned’s Family Members, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide charitable gift or contribution, (D) by operation of Law pursuant to a qualified domestic relations order or (E) to any partnership, corporation or limited liability company which is controlled by or under common control with the undersigned and/or by any such Family Member(s);

(ii)	if the undersigned is a corporation, partnership or other entity, (A) to another corporation, partnership, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, (B) as a distribution or dividend to equity holders, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable, of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide charitable gift or contribution or otherwise to a trust or other entity for the direct benefit of a beneficial owner or a Family Member of a beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of the Undersigned’s Shares or (D) transfers or dispositions not involving a change in beneficial ownership, including (i) transactions involving a basket default swap or other derivative securities tied to an underlying index or basket of publicly-traded equities, corporate bonds or other assets subject to credit risk and (ii) transactions concerning an index or basket of securities;

(iii)	if the undersigned is a trust, to any grantors or beneficiaries of the trust or to the estate of a beneficiary of such trust; or

(iv)	to enable the undersigned to pay or otherwise offset taxes (including estimated taxes) arising in connection with the transactions described in the BCA or make tax distributions in respect thereof;

provided that, in the case of any transfer or distribution pursuant to this clause (a), such transfer is not for value and each donee, heir, beneficiary or other transferee or distributee shall sign and deliver to Acquiror a lock-up agreement in the form of this Lock-Up Agreement with respect to the shares of Acquiror Common Stock or such other securities that have been so transferred or distributed;

(b)	the exercise of Acquiror options or warrants (including dispositions of shares to Acquiror in connection with a net or cashless exercise of such options or warrants), and any related transfer of shares of Acquiror Common Stock to Acquiror for the purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) due as a result of the exercise of such options or warrants; provided that, for the avoidance of doubt, the underlying shares of Acquiror Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement;

(c)	the disposition (including a forfeiture or repurchase) to Acquiror by any employee or other service provider of Acquiror upon death, disability or termination of employment or service relationship, in each case, of such employee or service provider;

(d)	the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Acquiror Common Stock; provided that (i) such plan does not provide for, or permit, any transfers of Acquiror Common Stock during the Restricted Period, and (ii) Acquiror shall not be required to effect, and the undersigned shall not effect or cause to be effected, any public filing, report or other public announcement or disclosure regarding the establishment of the trading plan during the Restricted Period;

(e)	transfers by the undersigned of shares of Acquiror Common Stock purchased by the undersigned on the open market or in a public offering by Acquiror, in each case following the Closing Date;

(f)	pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction approved by Acquiror’s board of directors and made to all holders of Acquiror’s capital stock involving a change of control (as defined below) of Acquiror, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Undersigned’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement; or

(g)	pursuant to an order of a court or regulatory agency;

provided, that, with respect to each of (a), (b), (c), (d), and (f) above, no filing by any party (including any donor, donee, transferor, transferee, distributor or distributee) under Section 16 of the Exchange Act or other public announcement shall be made voluntarily reporting a reduction in beneficial ownership of shares of Acquiror Common Stock or any securities convertible into or exercisable or exchangeable for shares of Acquiror Common Stock in connection with such transfer or disposition during the Restricted Period (other than (i) any exit filings or public announcements that may be required under applicable federal and state securities Laws or (ii) in respect of a required filing under the Exchange Act in connection with the exercise of an option to purchase Acquiror Common Stock that would otherwise expire during the Restricted Period or as otherwise provided in connection with a net or cashless exercise of a Acquiror options or warrants, provided that (x) reasonable notice shall be provided to Acquiror prior to any such filing and (y) such filing, report or announcement shall clearly indicate in the footnotes therein, in reasonable detail, a description of the circumstances of the transfer and that the shares remain subject to this Lock-Up Agreement).

For purposes of this Lock-Up Agreement, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of Acquiror’s voting securities if, after such transfer, Acquiror’s stockholders as of immediately prior to such transfer do not hold a majority of the outstanding voting securities of Acquiror (or the surviving entity).

3.        Notwithstanding the provisions of Section 2, the undersigned may not make a transfer pursuant to Section 2 if: (i) such transfer has the purpose of the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on transfers in this Lock-Up Agreement (it being understood that the purpose of this provision includes prohibiting the transfer to a transferee (A) that has been formed to facilitate a material change with respect to who or which entities beneficially own the Undersigned’s Shares or (B) followed by a change in the relationship between the undersigned and the transferee (or a change of control of the undersigned or a transferee) after the transfer with the result and effect that the undersigned has indirectly made a transfer of the Undersigned’s Shares, which transfer would not have been directly permitted under Section 2 had such change in relationship occurred prior to such transfer) or (ii) the transfer will conflict with or violate any Law applicable to the undersigned, Acquiror or the transferee.

4.        Any attempted transfer in violation of this Lock-Up Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Lock-Up Agreement, and will not be recorded on the share register of Acquiror. In furtherance of the foregoing, the undersigned agrees that Acquiror and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. The legend set forth below, or a legend substantially equivalent thereto, shall be placed upon any certificate(s) or other documents, ledgers or instruments evidencing the undersigned’s ownership of Acquiror Common Stock, or any securities convertible into or exercisable or exchangeable for Acquiror Common Stock:

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AND MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH A LOCK-UP AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

5.        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

6.        Any and all remedies herein expressly conferred upon Acquiror will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity, and the exercise by Acquiror of any one remedy will not preclude the exercise of any other remedy. The undersigned agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur to Acquiror in the event that any provision of this Lock-Up Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that Acquiror shall be entitled to an injunction or injunctions to prevent breaches of this Lock-Up Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Acquiror is entitled at Law or in equity, and the undersigned waives any bond, surety or other security that might be required of Acquiror with respect thereto. Each of the parties further agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity (other than that a breach would not occur absent such award).

7.        No party hereto may assign, directly or indirectly, including by operation of Law, either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party hereto, except with respect to a transfer completed in accordance with Section 2. Subject to the first sentence of this Section 7, this Lock-Up Agreement shall be binding upon and shall inure to the benefit of the undersigned’s heirs, legal representatives, successors and assigns. Any assignment in violation of this Section 7 shall be void ab initio.

8.        This Lock-Up Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws. In any Action between any of the parties arising out of or relating to this Lock-Up Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (b) agrees that all claims in respect of such Action shall be heard and determined exclusively in accordance with clause (a) of this Section 8, (c) waives any objection to laying venue in any such Action in such courts, (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party, and (e) agrees that service of process upon such party in any such Action shall be effective if notice is given in accordance with Section 9 of this Lock-Up Agreement. This Lock-Up Agreement constitutes the entire agreement between the parties to this Lock-Up Agreement with respect to the subject matter hereof, and supersedes all other prior agreements, arrangements and understandings, both written and oral, among the parties with respect to the subject matter hereof. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR LEGAL PROCEEDING RELATED TO OR ARISING OUT OF THIS LOCK-UP AGREEMENT, ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH AND THE MATTERS CONTEMPLATED HEREBY AND THEREBY.

9.        All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), by electronic transmission (providing confirmation of transmission) to Acquiror in accordance with Section 10.01 of the BCA and to the undersigned at his, her or its address or email address (providing confirmation of transmission) set forth on the signature page hereto (or at such other address for a party as shall be specified by like notice).

10.        This Lock-Up Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Lock-Up Agreement (in counterparts or otherwise) by Acquiror and the undersigned by electronic transmission in .pdf format shall be sufficient to bind such parties to the terms and conditions of this Lock-Up Agreement.

(Signature Pages Follow)

Very truly yours,

[ ]

Signature (for individuals):

Name: [ ]

Email:

Address:

Undersigned’s Shares:

Signature (for entities):

[ ]

By:
Name: [ ]
Title: [ ]

Email:

Address:

Undersigned’s Shares:

[Signature Page to Lock-Up Agreement]

Accepted and Agreed:

e2Companies, Inc.
(f/k/a Nabors Energy Transition Corp. II)

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]